UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  February 16, 2007
                                                   -----------------


                         COACTIVE MARKETING GROUP, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                    0-20394                 06-1340408
----------------------------        ------------        ----------------------
(State or other jurisdiction        (Commission           (I.R.S. Employer
      of incorporation)             File Number)        Identification Number)


                75 Ninth Avenue, New York, New York      10011
               ---------------------------------------------------
               (Address of principal executive office) (Zip Code)


       Registrant's telephone number, including area code: (212) 660-3800
                                                           --------------


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

         On February 16, 2007 CoActive Marketing Group, Inc. (the "Company") received an Additional Nasdaq Staff Determination letter stating that the Company is not in compliance with the requirements for continued listing as set forth in Nasdaq Marketplace Rule 4310(c)(14) because of the Company's failure to timely file its Quarterly Report on Form 10-Q for the period ended December 31, 2006.

         As previously reported, the Company received a similar letter from Nasdaq in November 2006 (the "Initial Staff Determination Letter") indicating that the Company's securities were subject to delisting due to its failure to timely file its Quarterly Report on Form 10-Q for the period ended September 30, 2006.

         The Company timely appealed the Initial Staff Determination Letter, and on February 8, 2007 appeared before a Nasdaq Listing Qualifications Panel (the "Panel") to request that it be provided until May 21, 2007 to become current in its reporting obligations under the Securities Exchange Act of 1934, as amended. The Panel has not yet rendered a decision on this matter, and the Company's common stock will continue trading on Nasdaq pending the decision by the Panel. There can be no assurance that the Company will be able to become compliant by May 21, 2007 or that the Panel will grant the Company's request to defer delisting of the Company's common stock until such time.

         Additional information related to the matters set forth in this Current Report is provided in Current Reports on Form 8-K filed by the Company with the SEC on November 22, 2006 and January 16, 2007.

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 28, 2007

                                       COACTIVE MARKETING GROUP, INC.


                                       By: /s/ ERWIN MEVORAH
                                           -------------------------------------
                                           Erwin Mevorah,
                                           Chief Financial Officer